BROWN ADVISORY FUNDS

Brown Advisory Strategic Bond Fund
(the “Fund”)

Institutional Shares (BIABX)
Investor Shares (BATBX)
Advisor Shares (Not Available for Sale)

Supplement dated September 14, 2020
to the Prospectus, the Summary Prospectus and the Statement of Additional Information
dated October 31, 2019

The Board of Trustees (the “Board”) of Brown Advisory Funds (the “Trust”), based upon the recommendation of Brown Advisory LLC (the “Adviser”), the investment adviser to the Fund, has determined to close and liquidate the Fund. The Board concluded that it would be in the best interest of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust effective as of the close of business on October 14, 2020. Accordingly, the Board approved a Plan of Liquidation and Termination (the “Plan”) that sets forth the manner in which the Fund will be liquidated.

The Board has determined to waive any applicable redemption fees and exchange fees for shares redeemed on or after September 14, 2020.

Effective September 15, 2020, in anticipation of the liquidation, the Fund is no longer accepting purchases into the Fund. In addition, the Adviser will begin an orderly transition of the portfolio to cash and cash equivalents and the Fund will no longer be pursuing its stated investment objective. Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.

If you hold your shares in an IRA account, you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status. You must notify the Fund’s transfer agent by telephone at 800-540-6807 (toll free) or 414-203-9064 prior to October 14, 2020, of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

Pursuant to the Plan, if the Fund has not received your redemption request or other instruction prior to October 14, 2020, your shares will be redeemed on October 14, 2020, and you will receive your proceeds from the Fund, subject to any required withholding. These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you.

Shareholder inquiries should be directed to the Fund at 800-540-6807 (toll free) or 414-203-9064.

Please retain this supplement for your reference.